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                                                                    Exhibit 10.9

                                    Form of
                               HealthExtras, Inc.

                             1999 STOCK OPTION PLAN

1.  Purpose of the Plan and Types of Awards

HealthExtras, Inc., a Delaware corporation, intends for the HealthExtras, Inc. 1999 Stock Option Plan (the "Plan") to provide additional incentive to certain valued and trusted officers, employees, and other individuals who perform services for HealthExtras, Inc. and its subsidiaries or other affiliates (HealthExtras, Inc. and/or its subsidiaries and other affiliates, as the context may require, is/are referred to herein as the "Company"), by encouraging them to acquire shares of common stock of the Company (the "Stock") through options to purchase Stock granted pursuant to the Plan ("Options"), thereby increasing each individual's proprietary interest in the business of the Company and providing them with an increased personal interest in the continued success and progress of the Company, the result of which will promote both the interests of the Company and its shareholders.

The Committee (as described below) will grant Options under the Plan either intended to qualify as incentive stock options ("ISOs") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options ("NQOs"). Each individual granted an Option (an "Optionee") under the Plan shall enter into an agreement with the Company (an "Option Agreement") setting forth the terms and conditions of the Option, as determined in accordance with the Plan.

2.  Administration of Plan

A committee of the Board of Directors of the Company (the "Committee"), composed of two (2) or more members of the Board of Directors of the Company (the "Board of Directors") who shall be appointed from time to time by the Board of Directors, shall administer this Plan. The Committee shall have the sole and absolute power:

a. subject to the provisions of the Plan, to determine the terms and conditions of all Options; to construe and interpret the Plan and any Option Agreement; to determine the time or times an Option may be exercised, the number of shares as to which an Option may be exercised at any one time, and when an Option may terminate; to establish, amend and revoke rules and regulations relating to the Plan and its administration; and to correct any defect, supply any omission, or reconcile any inconsistency in the Plan, or in any Option Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Committee shall be conclusive and binding on all Optionees, any other holders of Options and on their legal representatives and beneficiaries;

b. to determine all questions of policy and expediency that may arise in the administration of the Plan and generally exercise such powers and perform such acts as are deemed necessary or expedient to promote the best interests of the Company; and
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c.   except to the extent prohibited by, or impermissible in order to obtain treatment desired by the Committee under, applicable law or rule, to allocate or delegate all or any portion of its powers and responsibilities to any one or more of its members or to any person(s) selected by it, subject to revocation or modification by the Committee of such allocation or delegation.

3.  Shares Subject to the Plan

Subject to the provisions of Paragraph 13 of the Plan, the Stock which may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 4,000,000 shares. If any Options granted under the Plan terminate, expire or are surrendered without having been exercised in full, the number of shares of Stock not purchased under such Options shall be available again for the purpose of the Plan.

4.  Persons Eligible for Options

a. All officers, employees and independent contractors of the Company shall be eligible to receive Options under the Plan. The Committee, or the Board, shall determine the individuals to whom Options shall be granted, the time or times such Options shall be granted, the type of Option to be granted, the number of shares to be subject to each Option, the times when each Option may be exercised, and any other terms and conditions associated with the Option. The Committee may grant an employee ISOs or NQOs or both under the Plan.

b. With respect to the granting of ISOs only, no ISO will be granted to an employee, and an attempted grant of such an ISO will be void, if the aggregate Fair Market Value Per Share (as defined below), determined by the Committee at the time an ISO is granted, of the Stock with respect to which the ISO and previously granted ISOs are exercisable for the first time by such employee during any calendar year (under all such plans of the Company) exceeds $100,000 or such other amount as may be specified in
     Section 422(d) of the Code.

5.  Purchase Price

The purchase price of each share of Stock covered by each ISO shall not be less than 100% of the Fair Market Value Per Share (as defined below) of the Stock on the date the ISO is granted; provided, however, if when an ISO is granted the Optionee receiving the ISO owns, or will be considered to own by reason of
Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price of the Stock covered by such ISO shall not be less than 110% of the Fair Market Value Per Share of the Stock on the date the ISO is granted. The purchase price of each share of Stock covered by each NQO shall be set from time to time by the Committee; provided, however, that the Committee shall set the purchase price for each share of Stock covered by an Option at the time of the grant of the Option.

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For purposes of this Plan, "Fair Market Value Per Share" of the Stock shall mean: (i) if the Stock is not publicly traded, the amount determined by the Committee in good faith on the date of the grant of the Option; (ii) if the Stock is traded only otherwise than on a securities exchange and is not reported on The Nasdaq National Market ("Nasdaq"), the closing quoted selling price of the Stock on the date of grant of the Option as quoted in "Pink Sheets" published by the National Daily Quotation Bureau; (iii) if the Stock is traded only otherwise than on a securities exchange and is reported on Nasdaq, the closing Nasdaq reported sales price of the Stock on the date of grant of the Option, as reported in The Wall Street Journal; or (iv) if the Stock is admitted to trading on a securities exchange, the closing quoted selling price of the Stock on the date of grant of the Option, as reported in The Wall Street Journal.

6.  Duration of Options

a.   Non-Qualified Options
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     Termination of Employment or Service (General).   Unless otherwise
     determined by the Committee, upon the termination of an Optionee's employment or other service for any reason other than retirement, disability or death, or Termination for Cause, the Optionee may exercise only those NQOs that were immediately exercisable by the Optionee at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration term of the NQOs.

     Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of an Optionee's retirement (as described in the Optionee's Option Agreement), the Optionee may exercise only those NQOs that were immediately exercisable by the Optionee at the date of retirement and only for a period of one (1) year following the date of retirement, or, if sooner, until the expiration term of the NQOs.

     Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of an Optionee's employment or other service due to disability (as described in the Optionee's Option Agreement) or death, all NQOs held by such Optionee shall immediately become exercisable and remain exercisable for a period two (2) years following the date of such termination, or, if sooner, until the expiration term of the NQOs.

     Termination of Employment or Service (Termination for Cause). In the event of an Optionee's Termination for Cause, all rights with respect to the Optionee's NQOs shall expire immediately upon the effective date of such Termination for Cause. For purposes of this Plan, "Termination for Cause" shall include termination because of an Optionee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar infractions).

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b.   Incentive Stock Options
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     Termination of Employment or Service (General).   Unless otherwise
     determined by the Committee, upon the termination of an Optionee's employment or other service for any reason other than retirement, disability or death, or Termination for Cause, the Optionee may exercise only those ISOs that were immediately exercisable by the Optionee at the date of such termination and only for a period of three (3) months following the date of such termination. Any option originally designated as an ISO shall be treated as an NQO if exercised more than one (1) year following the date of the Optionee's cessation of employment, or, if sooner, until the expiration term of the ISOs.

     Termination of Employment (Retirement).   Unless otherwise determined by
     the Committee, in the event of an Optionee's retirement (as described in the Optionee's Option Agreement), the Optionee may exercise only those ISOs that were immediately exercisable by the Optionee at the date of retirement and only for a period of one (1) year following the date of cessation of employment by reason of retirement. Any Option originally designated as an ISO shall be treated as a NQO to the extent the Optionee exercises such Option more than three (3) months following the Date of the Optionee's cessation of employment by reason of retirement, or, if sooner, until the expiration term of the ISOs.

     Termination of Employment (Disability or Death).   Unless otherwise
     determined by the Committee, in the event of the termination of an Optionee's employment or other service due to disability (as described in the Optionee's Option Agreement) or death, all ISOs held by such Optionee shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration term of the ISOs.

     Termination of Employment (Termination for Cause). In the event of an Optionee's Termination for Cause, all rights under such Optionee's ISOs shall expire immediately upon the effective date of such Termination for Cause. For purposes of this provision, "Termination for Cause" shall have the same meaning as when applied to NQOs, or, if sooner, until the expiration term of the ISOs.

c.   Change in Control Provisions
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     Unless otherwise determined by the Committee at the time of grant and notwithstanding anything in this Plan to the contrary, in the event of a Change in Control, all outstanding Options shall be vested as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Company is merged into or consolidated with another corporation, if the Company becomes a subsidiary of another corporation or if the Company sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transactions for the continuance of the Plan and/or the assumption or substitution of then outstanding Options with new options covering the stock of the successor

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corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Optionee shall be paid in cash an amount equal to the difference between the Fair Market Value of the Stock subject to the Options on the effective date of such corporate event and the exercise price of the Options. Notwithstanding anything in this
Section 6(c) or any Option agreement to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting. For purposes of this Plan, a Change in Control is defined as the occurrence of:

     (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than Principal Mutual Holding Company, or an affiliate, United Payors & United Providers, or an affiliate, Thomas L. Blair, or Capital Z Healthcare Holding Corp. or Health Partners, or an affiliate of either of them, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or

     (b) during any period of 24 consecutive months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

     (c) The Stockholders of the Company approve a definitive agreement, and the closing for such transaction is scheduled to occur within 24 hours, regarding:

          (i) for the merger or other business combination of the Company with or into another corporation pursuant to which the Company will not survive or will survive only as a subsidiary of another corporation;

          (ii) for the sale or other disposition of all or substantially all of the assets of the Company;

         (iii) for the merger of another corporation into the Company which survives if, as a result of such merger less than 50% of the outstanding voting securities of the Company shall be owned in the aggregate immediately after such merger by the owners of the voting shares of the Company outstanding immediately prior to such merger;

          (iv) for the liquidation or dissolution of the Company; or

          (v) any combination of the foregoing.

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7.  Exercise of Options

An Option may be exercisable in installments or otherwise upon such terms as the Committee shall determine when the Option is granted. As a condition of the exercise, in whole or in part, of any Option, the Committee may require the Optionee to pay, in addition to the purchase price of the Stock covered by the Option, an amount equal to any Federal, state, local and foreign taxes that may be required to be withheld in connection with the exercise of such Option. Notwithstanding the foregoing, the Committee may authorize the Company's officers to establish procedures for the satisfaction of an Optionee's withholding tax liability incurred upon exercise of an Option by enabling the Optionee to authorize the Company to retain from the total number of shares to be issued pursuant to such Option exercise that number of shares (based on the then Fair Market Value Per Share as determined by the Committee) that will satisfy the withholding tax due.

8.  Method of Exercise

a. When the right to purchase shares accrues, Options may be exercised by giving written notice to the Company stating the number of shares for which the Option is being exercised, accompanied by payment in full by cash, or its equivalent, acceptable to the Company, of the purchase price for the shares being purchased and, if applicable, any Federal, state, local or foreign taxes required to be withheld in accordance with the provisions of Paragraph 7 of the Plan. The Committee may establish or direct such additional or different procedures or requirements for the exercise of Options from time to time.

b. In the Committee's discretion, payment of the purchase price for the shares may be made in whole or in part with other shares of Stock of the Company which are free and clear of all liens and encumbrances. The value of the shares of Stock tendered in payment for the shares being purchased shall be the Fair Market Value Per Share on the date of the Optionee's notice of exercise.

c. Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for the Company, with reasonable diligence, to comply with any applicable listing requirements of any national securities exchange or Nasdaq or any Federal, state, local or foreign law. If the Optionee, or other person entitled to exercise the Option, fails to timely accept delivery of and pay for the shares specified in such notice, the Committee shall have the right to terminate the Option with respect to such shares.

d. Each Option Agreement with respect to an ISO shall require the Optionee to notify the Committee of any disposition of Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

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9.  Transferability of Options

Except as otherwise determined by the Committee, no Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and, during the lifetime of the Optionee, shall be exercisable only by the Optionee.

10.  Continuance of Employment or Service

Nothing contained in the Plan or in any Option Agreement shall confer upon any Optionee any rights with respect to the continuation of employment by, or service with, the Company or interfere in any way with the right of the Company (subject to the terms of any separate employment agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the granting of any Option.

11.  Restrictions on Shares

If the Company shall be advised by counsel that certain requirements under the Federal, state or foreign securities laws must be met before Stock may be issued under this Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue Stock under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements.

12.  Privilege of Stock Ownership

No person entitled to exercise any Option granted under the Plan shall have the rights or privileges of a shareholder of the Company for any shares of Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date on which such person becomes the holder of record, except as provided in Paragraph 13 of the Plan.

13.  Adjustment

a. If the number of outstanding shares of Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares, or other similar transaction, the aggregate number of shares of Stock subject to the Plan as provided in paragraph 3 above, the maximum number of shares under Options that may be granted to an Optionee during any calendar year specified in paragraph 4(a) above, and the shares subject to issued and outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in an outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate

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     adjustment in the price for each share or other unit of any security covered by the Option. In the event the Committee determines that any dividend or other distribution (whether in the form of cash, shares of Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Stock or other securities of the Company, or other similar transaction or event affects the shares of Stock or other securities or property then covered by Options such that an adjustment other than as provided in the foregoing portion of this subparagraph (a) is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan and Options granted thereunder, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of stock (or other securities or property) which thereafter may be made the subject of Options, (ii) the number and kind of shares of stock (or other securities or property) subject to outstanding Options, (iii) the purchase price with respect to any outstanding Options, or, if deemed appropriate, make provision for a cash payment to the holders of outstanding Options, and (iv) the aggregate number of shares of Stock or number and kind of other securities or property subject to the Plan and the maximum number of shares or other securities or property under Options that may be granted to an Optionee during any calendar year specified in Paragraph 4(a) of the Plan.

b. Notwithstanding subparagraph (a) of this Paragraph 13, upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more entities as a result of which the Company is not the surviving or resulting entity, or upon a sale of substantially all of the assets of the Company or the transfer of more than 80% of the then outstanding Stock of the Company to another entity or person, the Plan and any Options granted under the Plan shall terminate upon the consummation of the transaction (provided, such Options may be exercised effective simultaneously with such consummation to the extent otherwise exercisable, giving effect to any acceleration thereof by reason of such consummation), unless provision shall be made in writing in connection with such transaction for the continuance of the Plan, for the assumption of Options previously granted or the substitution for such Options of new options to purchase the stock of a successor or resulting entity, or parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and the option price, in which event the Plan and Options previously granted shall continue in the manner and under the terms so provided; provided, however, that the Committee or the Board of Directors shall have the authority to amend this paragraph to provide for a requirement that a successor or resulting entity assume any outstanding Options. Notwithstanding the foregoing, this provision shall have no effect as a result of the initial public offering of the stock of HealthExtras, Inc.

c. Adjustments under this Paragraph 13 shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

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14.  Amendment and Termination of Plan

a. The Board of Directors, may, from time to time, suspend or terminate the Plan or amend or revise the terms of the Plan or any Option Agreement; provided that if and to the extent required by applicable law or rule, any such amendment to the Plan shall be subject to approval by a majority of votes cast at a meeting of shareholders at which a quorum representing a majority of the Stock is present in person or by proxy or such other vote as may be required by such law or rule.

b. Subject to the provisions in Paragraph 13 of the Plan, the Plan shall terminate on the date which is ten years after its effective date.

c. Subject to the provisions in Paragraph 13 of the Plan, no amendment, suspension or termination of this Plan or any Option Agreement shall, without the consent of the Optionee, adversely affect the rights of such Optionee under any Option previously granted to such Optionee under the Plan.

15.  Effective Date of Plan

The Plan shall become effective upon the merger HealthExtras, LLC with and into HealthExtras, Inc. as provided in the Agreement and Plan of Reorganization between those parties.

16.  Term of Plan

No Option shall be granted pursuant to the Plan after 10 years after the effective date of the Plan.

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